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[BIGMAR logo]

Via Pian Scairolo 6
CH 6917 Barbengo
Switzerland
Phone -41 (91) 985 67 11
Telefax -41 (91) 985 63 25

May 29, 1996

Unione Farmaceutica S.A.

Gentlemen:

     In connection with a registration statement of Bigmar, Inc. on Form S-1 filed with the U.S. Securities and Exchange Commission, we would appreciate your furnishing and confirming the following information regarding our indebtedness to you under a loan described below. If the answer is "None," please so state.

     Please  send  your  reply  directly  to  our  accountants,   first  by  fax
(212-355-2414) and also in the enclosed stamped, addressed envelope.

     We appreciate your attention to this matter.

                                               Very truly yours,

                                               BIGMAR, INC.

                                               By       JOHN G. TRAMONTANA
                                                  ------------------------------
                                                      (Authorized Signature)

INFORMATION REQUESTED AS AT MARCH 31, 1996                       YOUR REPLY
- ------------------------------------------                       ----------
                                                             (USE A SECOND PAGE
                                                                IF NECESSARY)
 1.  Unpaid principal balance............................     2,137,025 SFR

 2.  Requirements for amortization of principal..........    200,000 SFR per
                                                            annum -- the first
                                                             installment due
                                                               June 30, 1997

 3.  Annual interest rate................................      9% per annum

 4.  Accrued interest....................................      137,025 SFR
                                                            @ March 31, 1996

 5.  Names of obligors-please note, if any...............        None

 6.  Names of endorsers or guarantors--please note, if
     any.................................................        None

 7.  All documents regarding this loan are attached. No
     other documents exist...............................        None

 8.  Description and amount of any collateral for the
     debt (including details of security agreements,
     financing statements, mortgages and other liens)....        None

 9.  The terms of the debt and loan agreement, as
     presently constituted, have been fully complied
     with................................................         Yes

10.  This debt is not subordinate to any other debt of
     the Company.........................................      No, see note 1)

11.  Minimum payment of $100,000 on the attached document
     means $100,000 is the required payment. However, the
     Company can pay more than this amount at its option.
     Unione Farmaceutica S.A. cannot demand payment of
     this loan...........................................         Yes

12.  Maturity Date of loan is December 31, 2007..........         Yes

13.  Interest is payable semi-annually on June 30 and
     December 31.........................................         Yes

     The foregoing is in conformity with our understanding:

                                   Unione Farmaceutica S.A.

                                   By       /s/ P.A. GHIRLANDA
                                      ------------------------------------------
                                   Title    CEO
                                         ---------------------------------------
                                   Date    29-5-1996
                                         ---------------------------------------

Note 1) This loan is subordinated to all other debt of Bigmar S.A.

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[UNIONE FARMACEUTICA S.A. 6903 LUGANO letterhead]

                                                               BIGMAR S.A.

SEDE SOCIALE: BARBENGO
TELEFONO 091 985 61 11-985 61 61
TELEFAX 091 994 47 62                                          6917 Barbengo
CONTO CORRENTE POSTALE 09-32-9
BANCHE:
BDL BANCO DI LUGANO
UNIONE DI BANCHE SVIZZERE


                                             6903 LUGANO
NS. KIR. PAG/hb           VS. RIF            CASIELLA POSTALE    Aprile 30, 1996


Re.: our loan of 2'000'000.- Sfr. granted on January 6, 1995

Dear Sirs,

according to our recent conversations the above mentioned loan will have to be refunded by means of half-yearly instalments of a minimum of 100'000.- Sfr. each, the first instalment being due on June 30, 1997.

Sincerely yours,

                                                   UNIONE FARMACEUTICA S.A.

                                                   P. A. Ghirlanda
                                                   P. A. Ghirlanda, CEO

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[BIGMAR logo]

Via Pian Scairolo 6                           To
CH-6917 Barbengo                             UNIONE FARMACEUTICA S.A.
Switzerland                                  Via Pian Scairolo 6
Phone +41 (91)  985 67 11                    CH-6917 BARBENGO
Telefax -41 (91) 985 63 25
VAT No. 350 163


Your ref.               Our ref.    JT/hb              Barbengo, March 21, 1996.

As per your request, we herewith certify that on December 31 1995, our Company owed UNIONE FARMACEUTICA S.A., Barbengo, the sum of Sfr, 2'000'000.- (two millions Sfr.) granted by the latter as a loan to us during the course of the 1995 financial year.

The loan is for an indetermined duration. It carries an interest rate of 9% p.a. to be paid half-yearly on June 30 and December 31, resp. of each year.

At the end of the 1995 financial year, 90'000.- Sfr. of overdrawn interest have accumulated: they will be added to the principal. BIGMAR S.A. herewith confirms to owe said additional amount to Unione Farmaceutica. S.A.

Sincerely yours,

                                  BIGMAR S.A.

           J. TRAMONTANA                               ATTILIO MELERA

           J. Tramontana                               Attilio Melera


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     This  document is a fair and accurate  English  translation  of the foreign language document from which it was translated.




                                   BIGMAR, INC.


                                   By: /s/ John G. Tramontana
                                       ----------------------
                                        John G. Tramontana
                                        President and Chief
                                         Executive Officer

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                   [Letterhead of Unione di Banche Svizzere]

Phone No. 091/801 81 61

Our reference             Your letter dated    Your reference     Date
FK11/R. Burkhard/PDU                                              May 31, 1996
0247-524.427


Gentlemen,

as requested with your letter dated May 29, 1996, we are glad to confirm you the following information regarding the indebtedness of your society by our bank.

Information Requested as at March 31, 1996

  1.  Unpaid principal balance.                                     SFR 3'000'000. -

  2.  Requirements for amortization of principal.                   SFR 60'000. - p.a.;
                                                                    first time in 1999
  3.  Annual interest rate.                                         5.75% p.a. floating
                                                                    5% p.a. fixed for 3 years from
                                                                    May 17, 1996 up to May 17, 1999
  4.  Date to which interest had been paid.                         December 31, 1995

  5.  Names of obligors -- please note, if any.                     Bioren SA, Couvet

  6.  Names of endorsers or guarantors -- please note, if any.      NONE

  7.  All documents regarding this loan are attached.               TRUE
      No other documents exist.

  8.  Description and  amount  of  any  collateral  for  the  debt  SFR 3'000'000. -  mortgage notes on
      (including  details   of  security   agreements,   financing  real property and building located
      statements, mortgages and other liens).                       at '4, Rue de Iles, 2108 Couvet
                                                                    (NE), Switzerland'.
                                                                    For details SEE ATTACHED.

  9.  The terms of the debt and loan agreement, as presently        TRUE
      constituted, have been fully complied with.



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

                                                                   31 May, 1996

                                       2

BIOREN SA. Couvet


 10.  This debt is not subordinate to any other debt of the         TRUE
      Company.

 11.  The bank cannot demand payment of this loan unless the        SEE ATTACHED
      Company is in default.                                        (point 4 of conditions stated on the
                                                                    reverse of the Fixed-Rate Mortgage
                                                                    Agreement).

 12.  Maturity date.                                                To agree after maturity of fixed-
                                                                    rate (normally 50 years).

 13.  The repayment terms for interest are. . .                     At the requested date they were
                                                                    semi-annually (June and December of
                                                                    each year).

                                                                    Since May 17, 1996, quarterly
                                                                    (March, June, September and December
                                                                    of each year).

The foregoing is in conformity with our understanding.

We are pleased to have been helpful in this circumstance and remain at your disposal for further banking needs.

                                    With kind regards
                                    Union Bank of Switzerland

                                        G. AMBROSETTI         R. BURKHARD
                                    FVP G. Ambrosetti     AVP R. Burkhard

Attached


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